Condensed Consolidated Statements of Comprehensive Income (Loss) Statement - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2021	Sep. 30, 2020	Sep. 30, 2021	Sep. 30, 2020
Net (loss) income	$ (2,400)	$ (1,190)	$ (7,653)	$ (4,239)
Other Comprehensive Income (Loss)
Foreign currency translation adjustment	(8)	12	4	(31)
Total other comprehensive income (loss)	(8)	12	4	(31)
Comprehensive (Loss) Income	$ (2,408)	$ (1,178)	$ (7,649)	$ (4,270)